UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

Item 1. Reports to Stockholders.

Strategic Global Income Fund, Inc.
Annual Report November 30, 2010

Strategic Global Income Fund, Inc.: Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Since August 2009, the Fund makes regular monthly distributions at an annualized rate equal to 7% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2005 through the monthly distribution for July 2009, the annualized rate had been 8%.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

January 14, 2011

Dear shareholder,
This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the 12 months ended November 30, 2010.

Performance
Over the 12 months ended November 30, 2010, the Fund returned 9.23% on a net asset value basis, and generated a 19.42% return on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper Global Income Funds category, were 14.19% and 18.04% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the Strategic Global Benchmark[1] (the “Benchmark”), returned 2.82% over the annual reporting period. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 7.)	Strategic Global Income
Fund, Inc.

Investment goals:
Primarily, high level of current income; secondarily, capital appreciation

Portfolio Management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
February 3, 1992

NYSE symbol:
SGL

Distribution payments:
Monthly

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its net asset value (“NAV”) per share during the reporting period. However the amount of the discount narrowed during the reporting period resulting in the considerable difference between the Fund’s NAV and market price return.[2]

[1] The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2] A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Strategic Global Income Fund, Inc.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How would you describe the global economic environment during the reporting period?
A.	Even though the US economy continued to expand, certain economic data remained weak during the reporting period. Looking back, gross domestic product (“GDP”) growth was a strong 5.0% during the fourth quarter of 2009. GDP then expanded 3.7% during the first quarter of 2010, while second and third quarter 2010 GDP growth came in at 1.7% and 2.6%, respectively. The US economy has moderated from its earlier peak as the federal government’s $787 billion stimulus program has largely run its course. In addition, the labor market remains stubbornly weak, with unemployment at 9.8% at the end of November 2010.

Outside of the US, the sovereign debt crisis in Europe often dominated the headlines. In May 2010, the European Union (EU) and International Monetary Fund (IMF) announced a $955 billion bailout plan to aid Greece and other Eurozone countries that were experiencing severe financial hardships. Then, toward the end of the period, it appeared that Ireland was poised to accept a $112 billion bailout package. Against this backdrop, it was not surprising that the IMF’s projection for European GDP is a tepid 1.7% in 2011. In contrast, the IMF’s forecast for growth in many emerging market countries is far superior than their developed country counterparts. For example, China’s economy is projected to grow 10.5% in 2011, while India’s GDP is expected to grow 9.7%.

Q.	How did the global bond markets perform over the reporting period?
A.	While there were periods of elevated volatility, the US spread sectors (non-US Treasury fixed income securities) generated strong results during the fiscal year as a whole. For example, high yield bonds, as measured by the Barclays Capital High Yield Index, posted positive returns during all but two of the 12 months covered by this report. Other solid performers included commercial mortgage-backed securities (CMBS), and investment grade corporate bonds. Supporting the spread sectors were the continued economic expansion, improving corporate profits and generally robust demand from investors seeking to generate additional income in the low interest rate environment.

The emerging markets debt asset class also produced strong returns during the fiscal year. Investor demand for the asset class was also typically solid, and growth rates in emerging markets countries exceeded those in more developed countries. However, a portion of the asset classes’ gains were given back in May and November 2010 when

Strategic Global Income Fund, Inc.

investor risk aversion increased, largely as a result of the escalating European debt crisis.

Q.	How did you position the portfolio from a duration standpoint?
A.	The Fund’s duration—which measures its sensitivity to changes in interest rates—generally remained modestly lower than its benchmark throughout the fiscal year. This strategy was primarily due to expectations that the global economy would continue to expand and central banks would subsequently raise interest rates from their low credit crisis levels. This duration positioning detracted slightly from results, as global yields generally went down during the reporting period, and particularly during the second half.

Q.	Which currency strategies did you use during the period?
A.	The Fund’s currency exposure was one of the main contributors to its outperformance versus its benchmark during the reporting period. In particular, the Fund’s positions in emerging local market debt (debt denominated in the “local” currency of the issuer) generated strong results. Among the largest contributors were our overweight positions in the Brazilian real, the Indonesian rupiah and the South Korean won. Elsewhere, having an overweight to the euro was beneficial in the first half of the period, and this benefit held up despite the weakness in the euro later in the period. This was also true of the Fund’s exposure to the Polish zloty and other emerging market currencies that have a strong link to the euro.

Q.	Which holdings or strategies generated strong results over the period?
A.	Overall, our out-of-benchmark exposure to spread product, both in the US and abroad, was a positive for the Fund’s relative performance. The most significant contributors to performance were the Fund’s positions in collateralized debt obligations (CDOs). CDOs are debt securities backed by a pool of loans, such as auto loans, credit card debt or corporate debt. Declining default rates and improvement in recovery rates supported the value of these securities. Also enhancing the Fund’s results were its exposures to high yield bonds and commercial mortgage-backed securities (CMBS). In both cases, they rallied sharply from their credit crisis lows as economic conditions improved, and demand for these securities was generally robust.

Also contributing to performance was the Fund’s exposure to emerging markets debt. In particular, having an overweight to local bonds was rewarded, as they outperformed their USD-denominated counterparts

Strategic Global Income Fund, Inc.

during the reporting period. Examples of strong local market performers included the Fund’s positions in Brazil, Turkey and South Africa. In general, our strategy of favoring high yielding bonds and certain related currencies was beneficial as they provided a buffer against some degree of currency volatility. Elsewhere, maintaining an overweight to Argentina was a positive for performance. These higher beta (beta is a measure of market-related risk) US-dollar denominated bonds generated solid results, in part due to robust demand as investors were drawn to the attractive yields available in Argentina.

Q.	Were there any particular strategies that did not work well for the Fund?
A.	In addition to the Fund’s duration positioning, another drag on the Fund’s results was its position in Greek sovereign debt; however, the negative impact was limited as the position was relatively small. We initiated this position in January 2010, as spreads widened, given concerns about the country’s economic and financial situation. This detracted from results as Greece’s financial situation proved to be much more dire than initially expected. While the country’s bonds rallied somewhat in September, they weakened toward the end of the period, given renewed concerns regarding Greece’s economy.

Q.	What derivative instruments had the greatest impact on performance during the reporting period?
A.	The Fund utilized currency forwards to manage its exposure to local currencies. (Currency forwards are agreements based on the exchange rates between currencies at a future date). In addition, the Fund used credit default swaps (a type of credit derivative) to adjust the Fund’s exposure to the debt of certain emerging markets countries. Finally, structured notes, another type of derivative, were employed to gain access to various local markets. In total, the use of these instruments was beneficial for performance during the reporting period, particularly the Fund’s use of currency forwards.

Q.	What is your outlook on the global economy and fixed income markets?
A.	While growth in a number of developed countries moderated during the second half of the reporting period, we believe there is enough momentum for growth to remain positive, albeit somewhat tepid, in 2011. We also expect inflation to remain benign and feel that interest rates will be relatively low in many developed countries given continued economic headwinds, such as high unemployment. Against a backdrop of continued growth, low interest rates and little inflation, we believe the

Strategic Global Income Fund, Inc.

spread sectors remain attractive. In particular, high yield and investment grade corporate bonds may continue to benefit from improving credit fundamentals and strong investor demand.

We continue to have a positive long-term outlook for the emerging markets debt asset class, given the strength and robustness of the underlying economies. However, volatility may continue in the near term due to uncertainties in a number of peripheral Eurozone countries, which could trigger another flight to quality. We are also monitoring a potential decline in commodity demand from China as it seeks to cool its economy to ward off inflation. Finally, given the extremely strong performance in the asset class over the last two years, some profit taking could be conceivable.

Since US interest rates may be near their lowest levels, we see US dollar-denominated emerging market bonds as being fairly valued at current spread levels. In contrast, we believe local bonds and local currencies should be the main performance drivers for the foreseeable future as yield and economic growth disparities are likely to remain favorable for emerging markets countries.

Strategic Global Income Fund, Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information on the UBS family of funds, please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely, Mark E. Carver President Strategic Global Income Fund, Inc. Managing Director UBS Global Asset Management (Americas) Inc.
Uwe Schillhorn, CFA Portfolio Manager Strategic Global Income Fund, Inc. Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended November 30, 2010. The views and opinions in the letter were current as of January 14, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/10

Net asset value returns	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	9.23%	9.45%	10.13%

Lipper Global Income Funds median	14.19	8.86	11.82

Market price returns

Strategic Global Income Fund, Inc.	19.42%	11.16%	11.56%

Lipper Global Income Funds median	18.04	11.47	14.10

Index returns

Strategic Global Benchmark[1]	2.82%	7.69%	8.49%

Citigroup World Government Bond Index[2]	(1.84)	6.95	7.19

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

[2]	The Citigroup World Government Bond Index is an unmanaged broad-based market capitalization- weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 22 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	11/30/10	05/31/10	11/30/09

Net asset value	$12.12	$11.46	$11.94

Market price	$11.74	$10.29	$10.63

12-month dividends/distributions	$0.8792	$0.8584	$0.7781

Dividend/distribution at period-end	$0.0746	$0.0688	$0.0692

Net assets (mm)	$221.2	$209.3	$218.0

Weighted average maturity (yrs.)	7.7	6.8	7.8

Modified duration (yrs.)[2]	5.1	5.1	5.9

Currency exposure[3]	11/30/10	05/31/10	11/30/09

US dollar denominated	33.8%	44.6%	39.1%

Foreign denominated	66.2	55.4	60.9

Total	100.0%	100.0%	100.0%

Top ten countries/ territories or supranationals (other than short-term
investments)[4]	11/30/10		05/31/10		11/30/09

United States	34.0%	United States	30.6%	United States	37.7%

Germany	9.0	Cayman Islands	13.2	Cayman Islands	10.3

Cayman Islands	5.6	Germany	7.0	Germany	8.9

Russia	4.0	Malaysia	3.4	Indonesia	3.5

United Kingdom	3.5	United Kingdom	3.3	Italy	3.5

Malaysia	3.4	Netherlands	3.2	Netherlands	3.4

Venezuela	3.1	Italy	2.7	Malaysia	3.2

Argentina	2.7	Argentina	2.5	Spain	2.4

Italy	2.5	Venezuela	2.2	France	2.3

Egypt	2.1	Sri Lanka	2.2	Venezuela	2.2

Total	69.9%		70.3%		77.4%

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited) (concluded)

Credit quality[5]	11/30/10	05/31/10	11/30/09

AAA	24.2%	23.7%	25.3%

AA	5.5	11.2	10.3

A	12.2	17.2	20.4

BBB	12.0	13.3	10.5

BB	6.9	7.5	7.6

B	5.9	4.4	4.6

CCC	2.2	1.9	1.9

D	0.1	0.1	0.1

Non-rated	21.7	12.3	16.6

Cash equivalents	6.7	8.5	1.8

Other assets less liabilities	2.6	(0.1)	0.9

Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.

[2]	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the portfolio’s holdings.

[3]	Exposure represents a percentage of market value as of the dates indicated.

[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

Strategic Global Income Fund, Inc.

Industry diversification
As a percentage of net assets
As of November 30, 2010 (unaudited)

Bonds
Corporate bonds
Aerospace & defense	0.21%
Auto parts & equipment	0.16
Automobiles	0.05
Biotechnology	0.06
Building materials	0.25
Capital markets	0.24
Chemicals	0.06
Commercial banks	4.49
Commercial services & supplies	0.60
Computers & peripherals	0.05
Consumer finance	0.06
Containers & packaging	0.04
Diversified financial services	4.82
Diversified telecommunication services	1.09
Electric utilities	2.26
Food & staples retailing	0.01
Food products	0.06
Health care providers & services	0.19
Health services	0.12
Hotels, restaurants & leisure	0.63
Household durables	0.61
Insurance	0.72
Internet software & services	0.29
Leisure equipment & products	0.06
Machinery	0.06
Media	1.36
Metals & mining	0.17
Multiline retail	0.37
Multi-utilities	0.30
Non-food & drug retailers	0.03
Oil, gas & consumable fuels	1.84
Paper & forest products	0.17
Real estate investment trust (REIT)	0.10
Real estate management & development	3.39
Road & rail	0.03
Semiconductors & semiconductor equipment	0.04
Software	0.02
Specialty retail	0.13
Textiles, apparel & luxury goods	0.01
Tobacco	0.36
Trading companies & distributors	0.16
Wireless telecommunication services	1.40

Total corporate bonds	27.07%

Strategic Global Income Fund, Inc.

Industry diversification (concluded)
As a percentage of net assets
As of November 30, 2010 (unaudited)

Bonds (concluded)
Asset-backed securities	3.14%
Collateralized debt obligations	6.32
Commercial mortgage-backed securities	7.18
Mortgage & agency debt securities	1.95
Municipal bond	0.14
US government obligations	8.95
Non-US government obligations	31.79
Supranational bond	1.01
Structured note	1.99

Total bonds	89.54%
Short-term investment	6.75
Options purchased	1.07

Total investments	97.36%
Cash and other assets, less liabilities	2.64

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Security description	Face amount		Value

Bonds—89.54%

Corporate bonds—27.07%

Australia—0.09%
Rio Tinto Finance USA Ltd.,
9.000%, due 05/01/19		$150,000	$205,503

France—1.31%
Compagnie de Financement Foncier,
4.000%, due 07/21/11	EUR	2,110,000	2,785,263

France Telecom SA,
4.375%, due 07/08/14		$105,000	114,134

Total France corporate bonds			2,899,397

Germany—1.58%
E.ON International Finance BV,
5.125%, due 10/02/12	EUR	450,000	619,013

Hypothekenbank in Essen AG,
3.750%, due 09/28/12		2,140,000	2,882,565

Total Germany corporate bonds			3,501,578

Ireland—0.28%
GE Capital European Funding,
4.875%, due 03/06/13		445,000	609,099

Luxembourg—0.08%
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20[1]		$125,000	124,687

Wind Acquisition Finance SA,
11.750%, due 07/15/17[1]		50,000	55,500

Total Luxembourg corporate bonds			180,187

Malaysia—3.38%
Johor Corp.,
1.000%, due 07/31/12[3]	MYR	20,240,000	7,476,180

Mexico—0.17%
America Movil SAB de CV,
5.000%, due 03/30/20		$350,000	372,930

Netherlands—0.70%
ING Groep NV,
5.775%, due 12/08/15[4,5]		50,000	42,000

Rabobank Nederland NV,
4.125%, due 04/04/12	EUR	1,110,000	1,491,167

Total Netherlands corporate bonds			1,533,167

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Security description	Face amount		Value

Bonds—(continued)

Corporate bonds—(continued)

Qatar—0.14%
Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]		$265,000	$316,209

Russia—1.76%
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18[2]		3,600,000	3,888,000

United Arab Emirates—1.94%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36[1]		4,000,000	3,950,000

6.500%, due 10/27/36[2]		350,000	345,625

Total United Arab Emirates corporate bonds			4,295,625

United Kingdom—1.06%
BP Capital Markets PLC,
3.875%, due 03/10/15		480,000	499,714

British Telecommunications PLC,
8.625%, due 12/15/30		210,000	279,964

Global Crossing UK Finance PLC,
10.750%, due 12/15/14		75,000	77,625

Royal Bank of Scotland Group PLC,
5.625%, due 08/24/20		400,000	392,052

Vodafone Group PLC,
3.625%, due 11/29/12	EUR	500,000	672,338

4.150%, due 06/10/14		$400,000	426,794

Total United Kingdom corporate bonds			2,348,487

United States—14.00%
AK Steel Corp.,
7.625%, due 05/15/20		100,000	99,750

Allison Transmission, Inc.,
11.000%, due 11/01/15[1]		100,000	108,250

Ally Financial, Inc.,
8.000%, due 11/01/31		65,000	67,275

8.300%, due 02/12/15		170,000	178,925

Altria Group, Inc.,
9.950%, due 11/10/38		390,000	552,377

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Security description	Face amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
AMC Entertainment, Inc.,
8.750%, due 06/01/19	$30,000	$31,875

American International Group, Inc.,
8.175%, due 05/15/58[4]	100,000	102,000

AMGH Merger Sub, Inc.,
9.250%, due 11/01/18[1]	15,000	15,338

Anadarko Petroleum Corp.,
5.950%, due 09/15/16	235,000	250,761

Apria Healthcare Group, Inc.,
11.250%, due 11/01/14	250,000	271,875

ARAMARK Corp.,
8.500%, due 02/01/15	125,000	129,375

Arch Coal, Inc.,
7.250%, due 10/01/20	100,000	109,500

AT&T, Inc.,
6.500%, due 09/01/37	250,000	272,380

Atlas Pipeline Partners LP,
8.750%, due 06/15/18	175,000	190,750

Bank of America Corp.,
7.625%, due 06/01/19	220,000	250,106

8.000%, due 01/30/18[4,5]	50,000	49,955

BE Aerospace, Inc.,
6.875%, due 10/01/20	100,000	102,875

Boeing Co.,
4.875%, due 02/15/20	200,000	223,799

Bon-Ton Department Stores, Inc.,
10.250%, due 03/15/14	50,000	50,250

Boyd Gaming Corp.,
9.125%, due 12/01/18[1]	50,000	47,000

Browning-Ferris Industries, Inc.,
7.400%, due 09/15/35	155,000	186,118

Calpine Corp.,
7.875%, due 07/31/20[1]	115,000	116,150

Capital One Bank USA N.A.,
8.800%, due 07/15/19	255,000	317,391

Case New Holland, Inc.,
7.875%, due 12/01/17[1]	125,000	137,812

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Security description	Face amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Caterpillar Financial Services Corp.,
6.125%, due 02/17/14	$300,000	$344,037

CB Richard Ellis Services, Inc.,
11.625%, due 06/15/17	25,000	28,969

Celanese US Holdings LLC,
6.625%, due 10/15/18[1]	25,000	25,688

Chesapeake Energy Corp.,
9.500%, due 02/15/15	125,000	140,000

CIT Group, Inc.,
7.000%, due 05/01/17	150,000	146,250

Clearwire Communications LLC,
12.000%, due 12/01/15[1]	200,000	211,750

Comcast Corp.,
6.300%, due 11/15/17	500,000	589,241

Crosstex Energy,
8.875%, due 02/15/18	180,000	187,650

CSX Corp.,
6.220%, due 04/30/40	50,000	55,215

Delta Air Lines, Inc.,
12.250%, due 03/15/15[1]	100,000	113,000

Developers Diversified Realty Corp.,
9.625%, due 03/15/16	75,000	90,198

Diamond Resorts Corp.,
12.000%, due 08/15/18[1]	85,000	86,700

DIRECTV Holdings LLC,
6.000%, due 08/15/40	225,000	223,310

7.625%, due 05/15/16	650,000	724,750

DISH DBS Corp.,
7.875%, due 09/01/19	100,000	105,000

DuPont Fabros Technology LP,
8.500%, due 12/15/17	125,000	135,312

Dynegy Holdings, Inc.,
7.625%, due 10/15/26	750,000	450,000

8.375%, due 05/01/16	50,000	36,500

Entravision Communications Corp.,
8.750%, due 08/01/17[1]	75,000	78,375

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
ERAC USA Finance Co.,
7.000%, due 10/15/37[1]	$200,000	$219,455

Ferrellgas Partners-LP,
9.125%, due 10/01/17	150,000	165,000

FireKeepers Development Authority,
13.875%, due 05/01/15[1]	100,000	117,000

FirstEnergy Solutions Corp.,
4.800%, due 02/15/15	200,000	213,993

Ford Motor Co.,
7.450%, due 07/16/31	100,000	107,500

Ford Motor Credit Co. LLC,
12.000%, due 05/15/15	100,000	123,877

Fortune Brands, Inc.,
5.375%, due 01/15/16	875,000	913,659

Freescale Semiconductor, Inc.,
9.125%, due 12/15/14[6]	75,000	75,375

10.125%, due 12/15/16	20,000	18,950

Frontier Communications Corp.,
9.000%, due 08/15/31	310,000	324,725

FTI Consulting, Inc.,
6.750%, due 10/01/20[1]	25,000	25,250

Gannett Co., Inc.,
9.375%, due 11/15/17	25,000	27,812

General Electric Capital Corp.,
5.875%, due 01/14/38	2,000,000	1,958,704

GenOn Escrow Corp.,
9.875%, due 10/15/20[1]	75,000	71,437

Georgia-Pacific LLC,
8.875%, due 05/15/31	100,000	123,000

Goldman Sachs Group, Inc.,
5.375%, due 03/15/20	325,000	333,547

6.150%, due 04/01/18	250,000	273,842

Goodyear Tire & Rubber Co.,
10.500%, due 05/15/16	225,000	246,375

Graham Packaging Co. LP,
8.250%, due 10/01/18[1]	25,000	25,375

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Graphic Packaging International, Inc.,
9.500%, due 06/15/17	$50,000	$54,250

GXS Worldwide, Inc.,
9.750%, due 06/15/15	200,000	197,500

Harrah’s Operating Co., Inc.,
11.250%, due 06/01/17	110,000	119,900

Hartford Financial Services Group, Inc.,
8.125%, due 06/15/38[4]	100,000	105,500

HCA, Inc.,
7.750%, due 05/15/21[1]	50,000	49,188

9.625%, due 11/15/16[6]	200,000	213,750

HSBC Finance Corp.,
6.750%, due 05/15/11	2,000,000	2,053,360

Inergy LP,
7.000%, due 10/01/18[1]	100,000	102,500

ING Capital Funding Trust III,
8.439%, due 12/31/10[4,5]	75,000	68,250

Interface, Inc., Series B,
11.375%, due 11/01/13	15,000	18,413

International Lease Finance Corp.,
7.125%, due 09/01/18[1]	75,000	79,313

Iron Mountain, Inc.,
8.375%, due 08/15/21	325,000	355,875

JC Penney Corp., Inc.,
7.125%, due 11/15/23	30,000	31,200

JP Morgan Chase Capital XXII, Series V,
6.450%, due 02/02/37	515,000	508,296

JPMorgan Chase & Co.,
4.400%, due 07/22/20	475,000	468,869

Liberty Mutual Group, Inc.,
10.750%, due 06/15/58[1,4]	35,000	42,700

Life Technologies Corp.,
6.000%, due 03/01/20	120,000	133,098

Limited Brands, Inc.,
7.600%, due 07/15/37	25,000	24,500

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Lincoln National Corp.,
7.000%, due 05/17/66[4]	$60,000	$57,750

Linn Energy LLC,
7.750%, due 02/01/21[1]	100,000	101,500

Lyondell Chemical Co.,
11.000%, due 05/01/18	100,000	111,250

McJunkin Red Man Corp.,
9.500%, due 12/15/16[1]	100,000	91,000

MedAssets, Inc.,
8.000%, due 11/15/18[1]	50,000	50,375

MetLife, Inc.,
6.400%, due 12/15/36	425,000	403,750

Michael Foods, Inc.,
9.750%, due 07/15/18[1]	100,000	108,000

Morgan Stanley,
5.500%, due 01/26/20	215,000	216,613

6.625%, due 04/01/18	250,000	273,197

Multiplan, Inc.,
9.875%, due 09/01/18[1]	75,000	79,688

Murray Energy Corp.,
10.250%, due 10/15/15[1]	25,000	25,500

Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31[1]	300,000	316,394

News America, Inc.,
6.200%, due 12/15/34	200,000	211,101

Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17[1]	50,000	52,125

Niska Gas Storage US LLC,
8.875%, due 03/15/18[1]	50,000	52,500

Nisource Finance Corp.,
10.750%, due 03/15/16	205,000	270,959

ONEOK Partners LP,
8.625%, due 03/01/19	250,000	321,447

Owens Corning,
6.500%, due 12/01/16	400,000	430,929

PAETEC Holding Corp.,
9.875%, due 12/01/18[1]	35,000	34,562

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Peabody Energy Corp.,
6.500%, due 09/15/20	$50,000	$54,000

Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	25,000	25,188

Petrohawk Energy Corp.,
7.875%, due 06/01/15	50,000	51,500

Pinafore LLC, Inc.,
9.000%, due 10/01/18[1]	10,000	10,550

Pinnacle Foods Finance LLC,
10.625%, due 04/01/17	30,000	31,913

PLY Gem Industries, Inc.,
11.750%, due 06/15/13	100,000	106,000

Prospect Medical Holdings, Inc.,
12.750%, due 07/15/14	50,000	54,375

QEP Resources, Inc.,
6.875%, due 03/01/21	100,000	105,500

QVC, Inc.,
7.500%, due 10/01/19[1]	25,000	26,250

Qwest Corp.,
7.625%, due 06/15/15	370,000	426,425

Republic Services, Inc.,
6.200%, due 03/01/40	325,000	357,664

Reynolds American, Inc.,
7.625%, due 06/01/16	195,000	231,769

Royal Caribbean Cruises Ltd.,
6.875%, due 12/01/13	750,000	798,750

7.500%, due 10/15/27	125,000	126,250

Ryerson, Inc.,
12.000%, due 11/01/15	60,000	61,575

Sally Holdings LLC,
10.500%, due 11/15/16	50,000	54,000

SBA Telecommunications, Inc.,
8.250%, due 08/15/19	50,000	54,750

SC Johnson & Son, Inc.,
4.800%, due 09/01/40[1]	400,000	370,194

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Sempra Energy,
8.900%, due 11/15/13	$300,000	$356,599

9.800%, due 02/15/19	225,000	312,094

Sinclair Television Group, Inc.,
9.250%, due 11/01/17[1]	50,000	54,125

Solo Cup Co.,
8.500%, due 02/15/14	25,000	22,188

Sprint Capital Corp.,
8.750%, due 03/15/32	150,000	148,500

Sprint Nextel Corp.,
8.375%, due 08/15/17	50,000	52,000

SquareTwo Financial Corp.,
11.625%, due 04/01/17[1]	200,000	192,500

Standard Pacific Corp.,
10.750%, due 09/15/16	25,000	28,500

SunGard Data Systems, Inc.,
10.250%, due 08/15/15	100,000	103,750

SunTrust Bank,
7.250%, due 03/15/18	300,000	336,956

SUPERVALU, Inc.,
8.000%, due 05/01/16	25,000	24,563

Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	325,000	350,594

Tenet Healthcare Corp.,
8.000%, due 08/01/20[1]	5,000	4,900

Tenneco, Inc.,
7.750%, due 08/15/18[1]	5,000	5,219

Terremark Worldwide, Inc.,
12.000%, due 06/15/17	400,000	452,000

Tesoro Corp.,
9.750%, due 06/01/19	40,000	44,000

Time Warner Cable, Inc.,
6.550%, due 05/01/37	80,000	86,190

6.750%, due 07/01/18	350,000	415,517

Toys R Us Property Co. II LLC,
8.500%, due 12/01/17	200,000	212,500

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(concluded)
Univision Communications, Inc.,
9.750%, due 03/15/15[1,6]	$40,535	$42,866

8.500%, due 05/15/21[1]	50,000	47,750

12.000%, due 07/01/14[1]	75,000	81,281

Valero Energy Corp.,
6.125%, due 02/01/20	195,000	210,946

Vanguard Health Holding Co. II LLC,
8.000%, due 02/01/18	25,000	25,250

Verizon Communications, Inc.,
6.900%, due 04/15/38	585,000	690,423

Verizon Wireless Capital LLC,
8.500%, due 11/15/18	575,000	778,006

Verso Paper, Inc., Series B,
11.375%, due 08/01/16	75,000	73,219

11.500%, due 07/01/14	50,000	54,250

Wachovia Capital Trust III,
5.800%, due 03/15/11[4,5]	400,000	336,000

Wal-Mart Stores, Inc.,
3.250%, due 10/25/20	805,000	785,426

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17[1,3,4,5,7,8]	1,000,000	30,000

Weyerhaeuser Co.,
7.375%, due 03/15/32	125,000	123,685

Whiting Petroleum Corp.,
6.500%, due 10/01/18	15,000	15,225

Windstream Corp.,
8.625%, due 08/01/16	100,000	103,750

WMG Acquisition Corp.,
9.500%, due 06/15/16	250,000	260,625

XL Group PLC, Series E,
6.500%, due 04/15/17[4,5]	100,000	85,250

Yonkers Racing Corp.,
11.375%, due 07/15/16[1]	225,000	246,375

Total United States corporate bonds		30,973,485

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(concluded)

Venezuela—0.58%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]		$2,000,000	$1,275,000

Total corporate bonds (cost—$55,812,048)			59,874,847

Asset-backed securities—3.14%
United Kingdom—2.39%
Chester Asset Receivables Dealings,
Series 2004-C1, Class C,
1.835%, due 09/15/13[2,4]	EUR	2,610,000	3,339,253

Chester Asset Receivables Dealings No. 12 PLC,
Series C,
2.190%, due 01/18/11[4]	GBP	1,250,000	1,941,427

Total United Kingdom asset-backed securities			5,280,680

United States—0.75%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.453%, due 08/25/35[4]		$110,087	106,417

Bear Stearns Asset Backed Securities Trust,
Series 2006-SD2, Class A2,
0.453%, due 06/25/36[4]		627,550	613,704

Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C,
5.540%, due 04/15/15		450,000	461,998

Nomura Asset Acceptance Corp.,
Series 2006-S4, Class A1,
0.423%, due 08/25/36[3,4]		425,310	134,818

Park Place Securities, Inc.,
Series 2005-WCW2, Class A2C,
0.513%, due 07/25/35[4]		15,366	15,333

Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A1,
0.313%, due 11/25/46[4]		635	634

Series 2006-E, Class A1,
0.343%, due 01/25/37[4]		15,571	15,514

Renaissance Home Equity Loan Trust,
Series 2006-4, Class AV1,
0.323%, due 01/25/37[4]		48,097	47,652

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—(concluded)

United States—(concluded)
Residential Asset Securities Corp.,
Series 2005-KS11, Class AI3,
0.453%, due 12/25/35[4]	$38,671	$37,995

Soundview Home Equity Loan Trust,
Series 2006-OPT3, Class 2A2,
0.363%, due 06/25/36[4]	6,159	6,123

Series 2005-OPT1, Class 2A4,
0.553%, due 06/25/35[4]	246,250	232,968

Total United States asset-backed securities		1,673,156

Total asset-backed securities (cost—$6,891,713)		6,953,836

Collateralized debt obligations—6.32%

Cayman Islands—5.59%
Apidos CDO,
Series 2007-CA, Class A2B,
0.606%, due 05/14/20[1,3,4,7]	2,000,000	1,530,000

Atrium CDO Corp.,
Series 5A, Class A2B,
0.604%, due 07/20/20[1,3,4,7]	2,000,000	1,610,000

BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
0.656%, due 11/15/17[1,3,4,7]	2,000,000	1,757,200

Foxe Basin CLO Ltd.,
Series 2003-1A, Class A2,
1.192%, due 12/15/15[1,3,4,7]	1,000,000	913,540

Gannett Peak CLO Ltd.,
Series 2006-1A, Class A2,
0.648%, due 10/27/20[1,3,4,7]	2,000,000	1,560,000

ING Investment Management,
Series 2006-3A, Class A2B,
0.629%, due 12/13/20[1,3,4,7]	2,000,000	1,650,000

Mountain View Funding CLO,
Series 2007-3A, Class A2,
0.629%, due 04/16/21[1,3,4,7]	2,500,000	1,975,000

Sargas CLO Ltd.,
Series 2006-1A, Class A2,
0.539%, due 10/20/18[1,3,4,7]	1,456,526	1,383,700

Total Cayman Islands collateralized debt obligations		12,379,440

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Collateralized debt obligations—(concluded)

Netherlands—0.73%
Cadogan Square CLO BV,
Series 1, Class C,
1.795%, due 02/01/22[2,3,4,7]	$2,000,000	$1,609,582

Total collateralized debt obligations (cost—$8,799,744)		13,989,022

Commercial mortgage-backed securities—7.18%

United States—7.18%
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.877%, due 04/10/49[4]	2,950,000	2,706,351

Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class AM,
5.884%, due 12/10/49[4]	4,950,000	4,747,806

GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class AM,
5.606%, due 12/10/49[4]	3,050,000	2,563,830

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM,
5.475%, due 03/10/39	1,300,000	1,243,353

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class AM,
5.464%, due 12/12/43	3,025,000	2,900,621

Morgan Stanley Re-remic Trust,
Series 2009-GG10, Class A4B,
6.001%, due 08/12/45[1,4]	1,750,000	1,720,213

Total commercial mortgage-backed securities (cost—$11,723,917)		15,882,174

Mortgage & agency debt securities—1.95%

United States—1.95%
Banc of America Funding Corp.,
Series 2007-4, Class NB1,
5.863%, due 06/25/37[3,4]	808,491	8

Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR6, Class 1B2,
5.978%, due 08/25/36[4]	290,074	2,638

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.602%, due 05/25/36[4]	836,716	6,020

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
Credit Suisse Mortgage Capital Certificates,
Series 2006-7, Class B1,
5.848%, due 08/25/36[4]	$282,354	$2,601

Harborview Mortgage Loan Trust,
Series 2005-3, Class 2A1A,
0.493%, due 06/19/35[4]	211,682	139,492

JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.800%, due 10/25/36[4]	6,492,000	2,855,896

Residential Funding Mortgage Securities I,
Series 2006-S6, Class M1,
6.000%, due 07/25/36[3]	222,207	2

Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.533%, due 09/25/36[4]	1,500,000	1,188,707

WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class LB1,
0.809%, due 09/25/36[3,4]	997,972	23,598

Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class B1,
6.250%, due 03/25/37	63,397	6

Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR12, Class 2B1,
5.937%, due 09/25/36[4]	333,005	3,330

Series 2006-18, Class B1,
6.000%, due 12/26/36	3,703,220	94,266

Total mortgage & agency debt securities (cost—$12,163,200)		4,316,564

Municipal bond—0.14%
State of California General Obligation Bonds
7.300%, due 10/01/39 (cost—$302,469)	300,000	299,490

US government obligations—8.95%
US Treasury Bonds,
3.875%, due 08/15/40	1,260,000	1,210,584

8.000%, due 11/15/21	8,825,000	13,011,359

PO,9.670%, due 05/15/40[9]	14,000,000	3,786,412

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount		Value

Bonds—(continued)

US government obligations—(concluded)
US Treasury Inflation Indexed Bonds (TIPS),
1.250%, due 07/15/20		$250,380	$263,369

2.500%, due 01/15/29		534,093	630,772

US Treasury Notes,
1.250%, due 09/30/15		145,000	143,969

2.625%, due 11/15/20		755,000	743,911

Total US government obligations (cost—$19,244,518)			19,790,376

Non-US government obligations—31.79%

Argentina—2.70%
Republic of Argentina,
0.677%, due 08/03/12[4]		24,520,000	5,676,380

7.000%, due 09/12/13		160,000	157,040

7.000%, due 04/17/17		100,000	85,550

8.280%, due 12/31/33		43,656	37,872

8.750%, due 06/02/17		9,432	9,375

10.471%, due 12/15/35[4]		100,825	12,704

			5,978,921

Austria—1.41%
Republic of Austria,
3.500%, due 09/15/21[1]	EUR	1,000,000	1,320,194

3.800%, due 10/20/13[1]		1,300,000	1,796,948

			3,117,142

Brazil—1.33%
Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45[10]	BRL	2,530,000	2,952,058

Chile—1.79%
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17[10]	CLP	1,907,617,990	3,970,359

Egypt—2.11%
Egypt Treasury Bills,
10.270%, due 08/09/11[9]	EGP	29,000,000	4,680,019

Finland—0.87%
Government of Finland,
4.375%, due 07/04/19	EUR	1,320,000	1,915,096

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

France—0.65%
Government of France,
3.750%, due 04/25/21	EUR	10,000	$13,648

4.000%, due 04/25/55		1,015,000	1,425,413

			1,439,061

Germany—7.42%
Bundesrepublik Deutschland,
4.000%, due 01/04/37		2,290,000	3,387,768

4.750%, due 07/04/28		3,540,000	5,557,310

5.000%, due 01/04/12		685,000	931,391

6.250%, due 01/04/24		1,160,000	2,046,373

Kreditanstalt fuer Wiederaufbau,
4.625%, due 10/12/12		1,810,000	2,496,909

5.000%, due 07/04/11		1,500,000	1,993,655

			16,413,406

Greece—0.53%
Hellenic Republic,
2.900%, due 07/25/25[10]		1,967,750	1,164,477

Italy—2.52%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37		3,430,000	3,684,243

6.500%, due 11/01/27		1,275,000	1,892,724

			5,576,967

Poland—1.71%
Government of Poland,
5.750%, due 04/25/14	PLN	11,500,000	3,773,136

Russia—2.25%
Russian Federation,
5.000%, due 04/29/20[2]		$5,000,000	4,975,000

South Africa—1.98%
Republic of South Africa,
5.500%, due 12/07/23[10]	ZAR	23,737,368	4,379,938

Spain—1.99%
Government of Spain,
3.900%, due 10/31/12	EUR	1,300,000	1,684,917

4.200%, due 01/31/37		1,541,000	1,497,341

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Face
Security description	amount		Value

Bonds—(concluded)

Non-US government obligations—(concluded)

Spain—(concluded)
Government of Spain,
6.150%, due 01/31/13	EUR	900,000	$1,215,781

			4,398,039

Venezuela—2.53%
Republic of Venezuela,
7.750%, due 10/13/19[2]		$1,000,000	620,000

8.250%, due 10/13/24[2]		3,500,000	2,082,500

9.250%, due 05/07/28[2]		2,800,000	1,743,000

9.375%, due 01/13/34		1,850,000	1,156,250

			5,601,750

Total Non-US government obligations (cost—$74,064,957)			70,335,369

Supranational bond—1.01%
European Investment Bank,
5.375%, due 10/15/12 (cost—$2,281,179)		1,600,000	2,235,383

Structured note—1.99%

Sri Lanka—1.99%
Hong Kong & Shanghai Bank,
7.660%, due 08/19/11
(linked to Sri Lanka Government Bond,
7.660%, due 08/19/11)[9] (cost—$4,360,368)		4,600,000	4,398,290

Total bonds (cost—$195,644,113)			198,075,351

	Shares

Short-term investment—6.75%

Investment company—6.75%
UBS Cash Management Prime Relationship Fund[11]
(cost—$14,933,565)	14,933,565		14,933,565

	Number of
	contracts

Options purchased—1.07%

Call options—0.52%
1 Year Euro-Dollar Mid Curve,
strike @ USD 98.500, expires December 2010*		620	1,108,250

2 Year Euro-Dollar Mid Curve,
strike @ USD 98.750, expires December 2010*		100	20,000

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

		Face amount
		covered by
Security description		contracts	Value

Options purchased—(continued)

Call options—(concluded)
Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 18.088, expires January 2011*		$390,000	$24,411

			1,152,661

		Number of
		contracts

Put options—0.30%
10 Year US Treasury Notes,
strike @ USD 124.500, expires December 2010*		150	187,500

3 Month Sterling Interest Rate Futures,
strike @ GBP 98.750, expires March 2011*		250	26,734

90 Day Euro-Dollar Futures,
strike @ USD 99.250, expires December 2010*		600	7,500

90 Day Euro-Dollar Futures,
strike @ USD 99.375, expires December 2010*		400	7,500

90 Day Euro-Dollar Futures,
strike @ USD 99.625, expires December 2010*		400	40,000

90 Day Euro-Dollar Futures,
strike @ USD 96.000, expires March 2011*		226	1,413

90 Day Euro-Dollar Time Deposit,
strike @ USD 99.250, expires September 2012*		230	332,062

		Face amount
		covered by
		contracts

Foreign Exchange Option, Buy EUR/MXN,
strike @ MXN 17.015, expires May 2011*	EUR	320,000	11,640

Foreign Exchange Option, Buy EUR/MXN,
strike @ MXN 17.015, expires May 2011*		320,000	25,371

Foreign Exchange Option, Buy EUR/MXN,
strike @ MXN 16.970, expires May 2011*		320,000	24,745

Foreign Exchange Option, Buy EUR/MXN,
strike @ MXN 16.970, expires May 2011*		320,000	12,033

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 18.088, expires January 2011*		$390,000	1,289

			677,787

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Notional
Security description	amount	Value

Options purchased—(concluded)

Payer options purchased on interest rate swaps—0.25%
Expiring 04/27/18. If exercised the Fund pays
semi-annually 4.035% and receives quarterly
floating 6 month GBP LIBOR terminating 04/27/18.
European style. Counterparty: Deutsche Bank AG*	$10,000,000	$21,343

Expiring 06/10/13. If exercised the Fund pays
semi-annually 1.990% and receives quarterly
floating 3 month USD LIBOR. European style.
Counterparty: Deutsche Bank AG*	50,000,000	36,774

Expiring 11/04/25. If exercised the Fund pays
semi-annually 6.000% and receives quarterly
floating 3 month USD LIBOR. European style.
Counterparty: Deutsche Bank AG*	14,000,000	487,446

		545,563

Total options purchased (cost—$2,273,660)		2,376,011

Total investments—97.36% (cost—$212,851,338)		215,384,927

Cash and other assets, less liabilities—2.64%		5,832,267

Net assets—100.00%		$221,217,194

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $214,580,782; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$18,050,265

Gross unrealized depreciation	(17,246,120)

Net unrealized appreciation of investments	$804,145

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, the value of these securities amounted to $26,616,448 or 12.03% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At November 30, 2010, the value of these securities amounted to $18,602,960 or 8.41%of net assets.
[3]	Security is illiquid. At November 30, 2010, the value of these securities amounted to $21,653,628 or 9.79% of net assets.
[4]	Floating rate security—The interest rates shown are the current rates as of November 30, 2010.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

[5]	Perpetual bond security. The maturity date reflects the next call date.
[6]	PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[7]	These securities, which represent 6.34% of net assets as of November 30, 2010, are considered restricted. (See restricted securities table below for more information.)

					11/30/10
			Acquisition		Market
			cost as a	11/30/10	value as a
	Acquisition	Acquisition	percentage	Market	percentage
Restricted securities	dates	cost	of net assets	value	of net assets

Apidos CDO, Series 2007-CA, Class A2B, 0.606%, due 05/14/20	11/06/08	$1,020,000	0.46%	$1,530,000	0.69%

Atrium CDO Corp., Series 5A, Class A2B, 0.604%, due 07/20/20	11/17/08	1,040,200	0.47	1,610,000	0.73

BlueMountain CLO Ltd., Series 2005-1A, Class A2, 0.656%, due 11/15/17	11/12/08	1,130,000	0.51	1,757,200	0.79

Cadogan Square CLO BV, Series 1, Class C, 1.795%, due 02/01/22	05/22/09	256,916	0.12	1,609,582	0.73

Foxe Basin CLO Ltd., Series 2003-1A, Class A2, 1.192%, due 12/15/15	04/23/10	905,000	0.41	913,540	0.41

Gannett Peak CLO Ltd., Series 2006-1A, Class A2, 0.648%, due 10/27/20	06/03/09	988,500	0.45	1,560,000	0.71

ING Investment Management, Series 2006-3A, Class A2B, 0.629%, due 12/13/20	11/20/08	942,500	0.42	1,650,000	0.75

Mountain View Funding CLO, Series 2007-3A, Class A2, 0.629%, due 04/16/21	10/30/08	1,362,500	0.62	1,975,000	0.89

Sargas CLO Ltd., Series 2006-1A, Class A2, 0.539%, due 10/20/18	06/17/09	1,221,371	0.55	1,383,700	0.63

Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17	10/19/07	1,025,000	0.46	30,000	0.01

		$9,891,987	4.47%	$14,019,022	6.34%

[8]	Security is in default.
[9]	Rate shown reflects annualized yield at November 30, 2010 on zero coupon bond.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

[10]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[11]	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
earned
from
		Purchases	Sales		affiliate
		during the	during the		for the
Security	Value	year ended	year ended	Value	year ended
description	11/30/09	11/30/10	11/30/10	11/30/10	11/30/10

UBS Cash Management Prime Relationship Fund	$3,869,654	$143,730,797	$132,666,886	$14,933,565	$20,034

ABS	Asset Backed Security
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
GE	General Electric
LIBOR	London Interbank Offered Rate
OJSC	Open joint stock company
PO	Principal only security—This security entitles the holder to receive principal payments from a bond or an underlying pool of assets. High prepayments, if any, return principal faster than expected and cause the yield to increase. Low prepayments, if any, return principal slower than expected and cause the yield to decrease.
REIT	Real estate investment trust
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Currency type abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	Great Britain Pound
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
USD	United States Dollar
ZAR	South African Rand

Forward foreign currency contracts
Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of November 30, 2010:

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)

Barclays Bank PLC	AUD	16,865,000	USD	16,345,339	03/02/11	$359,005

Barclays Bank PLC	CAD	16,460,102	USD	16,291,952	12/02/10	257,564

Barclays Bank PLC	CHF	15,515,000	USD	15,880,782	12/02/10	422,206

Barclays Bank PLC	CHF	15,515,000	USD	15,526,303	03/02/11	43,044

Barclays Bank PLC	EUR	17,060,000	NOK	138,832,574	12/02/10	203,282

Barclays Bank PLC	GBP	18,345,000	USD	28,906,877	03/02/11	386,823

Barclays Bank PLC	JPY	935,500,000	USD	11,502,577	12/02/10	324,420

Barclays Bank PLC	USD	16,530,061	AUD	16,865,000	12/02/10	(364,959)

Barclays Bank PLC	USD	16,266,098	CAD	16,465,000	03/02/11	(255,012)

Barclays Bank PLC	USD	15,510,828	CHF	15,515,000	12/02/10	(52,251)

Barclays Bank PLC	USD	28,925,809	GBP	18,345,000	12/02/10	(391,079)

Citigroup Global Markets Ltd.	CLP	1,885,000,000	USD	3,910,788	12/07/10	43,852

Credit Suisse First Boston	BRL	14,434,150	USD	8,343,439	12/07/10	(65,187)

Credit Suisse First Boston	BRL	161,998	USD	92,465	01/06/11	(1,259)

Credit Suisse First Boston	CLP	1,885,000,000	USD	3,843,409	03/09/11	6,646

Credit Suisse First Boston	CZK	5,650,725	USD	319,345	01/06/11	25,449

Credit Suisse First Boston	USD	7,938,939	BRL	14,209,150	12/07/10	338,613

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Forward foreign currency contracts (continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)

Credit Suisse First Boston	USD	32,500	BRL	55,153	01/06/11	$(591)

Credit Suisse First Boston	USD	8,187,266	BRL	14,434,150	03/09/11	55,943

Credit Suisse First Boston	USD	3,876,607	CLP	1,885,000,000	12/07/10	(9,671)

Credit Suisse First Boston	USD	515,034	CZK	9,271,792	01/06/11	(32,805)

Credit Suisse First Boston	USD	105,207	MXN	1,331,758	05/20/11	(219)

Credit Suisse First Boston	USD	51,969	MXN	660,180	05/20/11	76

Credit Suisse First Boston	USD	7,343,488	TRY	11,378,000	12/07/10	215,918

Deutsche Bank AG	BRL	169,895	USD	97,501	01/06/11	(792)

Deutsche Bank AG	PLN	12,000,000	USD	3,758,692	12/07/10	(109,553)

Deutsche Bank AG	USD	5,825,001	MXN	74,800,000	12/07/10	163,748

Goldman Sachs International	BRL	460,000	USD	257,002	12/07/10	(10,971)

Goldman Sachs International	CZK	4,204,173	USD	239,509	01/06/11	20,848

Goldman Sachs International	HUF	438,870,000	USD	1,928,929	12/07/10	(96,936)

Goldman Sachs International	JPY	748,203,870	USD	9,285,000	12/02/10	344,818

Goldman Sachs International	KRW	768,196,200	USD	636,477	12/07/10	(25,919)

Goldman Sachs International	KRW	2,355,599,700	USD	2,109,618	12/07/10	78,446

Goldman Sachs International	MXN	142,500,000	USD	10,713,077	12/07/10	(695,970)

Goldman Sachs International	MYR	12,605,000	USD	3,986,275	12/08/10	8,351

Goldman Sachs International	NOK	142,238,208	USD	23,427,901	12/02/10	531,677

Goldman Sachs International	SEK	149,457,400	USD	21,541,856	12/02/10	290,529

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Forward foreign currency contracts (continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)

Goldman Sachs International	USD	380,979	BRL	685,000	12/07/10	$18,068

Goldman Sachs International	USD	65,000	BRL	111,377	01/06/11	(562)

Goldman Sachs International	USD	239,509	CZK	4,266,218	01/06/11	(17,621)

Goldman Sachs International	USD	1,202,688	EUR	875,000	12/02/10	(66,894)

Goldman Sachs International	USD	725,464	HUF	146,326,113	12/07/10	(50,009)

Goldman Sachs International	USD	9,080,856	JPY	756,100,000	12/02/10	(46,324)

Goldman Sachs International	USD	5,268,893	MXN	67,700,000	12/07/10	151,406

Goldman Sachs International	USD	22,094,241	NOK	135,040,000	03/02/11	(450,440)

Goldman Sachs International	USD	11,475,000	SEK	74,476,307	12/02/10	(885,224)

Goldman Sachs International	USD	21,484,324	SEK	149,460,000	03/02/11	(294,093)

Goldman Sachs International	USD	3,675,335	TRY	5,242,130	12/07/10	(192,527)

Goldman Sachs International	USD	10,703,742	ZAR	80,490,000	12/07/10	635,046

HSBC Bank, N.A.	EUR	895,000	USD	1,246,820	12/02/10	85,065

HSBC Bank, N.A.	GBP	11,185,000	USD	17,360,294	12/02/10	(37,414)

JPMorgan Chase Bank	AUD	19,375,000	USD	18,033,318	12/02/10	(537,619)

JPMorgan Chase Bank	EUR	5,565,000	USD	7,439,259	12/02/10	215,610

JPMorgan Chase Bank	MYR	11,615,000	USD	3,681,458	12/08/10	15,961

JPMorgan Chase Bank	ZAR	31,883,860	USD	4,590,578	12/07/10	99,035

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Forward foreign currency contracts (continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)

JPMorgan Chase Bank	USD	17,825,202	AUD	18,925,000	12/02/10	$314,410

JPMorgan Chase Bank	USD	97,500	BRL	165,363	01/06/11	(1,829)

JPMorgan Chase Bank	USD	1,329,923	EUR	955,000	12/02/10	(90,286)

JPMorgan Chase Bank	USD	7,434,684	EUR	5,565,000	03/02/11	(213,818)

JPMorgan Chase Bank	USD	724,638	HUF	146,326,113	12/07/10	(49,183)

JPMorgan Chase Bank	USD	10,877,090	INR	518,500,000	12/07/10	412,389

JPMorgan Chase Bank	USD	2,590,212	KRW	3,123,795,900	12/07/10	103,356

JPMorgan Chase Bank	USD	2,300,000	KRW	2,697,900,000	03/09/11	17,278

JPMorgan Chase Bank	USD	10,878,846	RON	36,950,000	12/07/10	276,328

Morgan Stanley & Co. Inc.	EUR	840,000	USD	1,132,676	12/02/10	42,314

Morgan Stanley & Co. Inc.	INR	518,500,000	USD	11,284,004	12/07/10	(5,475)

Morgan Stanley & Co. Inc.	USD	79,387	CZK	1,416,024	01/06/11	(5,739)

Morgan Stanley & Co. Inc.	USD	2,000,177	EUR	1,530,000	03/02/11	(14,925)

Morgan Stanley & Co. Inc.	USD	724,568	HUF	146,217,774	12/07/10	(49,613)

Morgan Stanley & Co. Inc.	USD	11,112,302	INR	518,500,000	03/09/11	13,476

Skandinaviska Enskilda Banken AB	CHF	34,045,000	NOK	211,011,269	12/02/10	45,502

Skandinaviska Enskilda Banken AB	NOK	207,605,634	CHF	34,045,000	12/02/10	502,705

Skandinaviska Enskilda Banken AB	USD	11,475,000	SEK	74,981,093	12/02/10	(813,448)

Royal Bank of Scotland	EUR	1,525,000	USD	2,167,356	12/02/10	187,830

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Forward foreign currency contracts (concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)

Royal Bank of Scotland	JPY	1,530,282,530	USD	18,320,703	12/02/10	$35,573

Royal Bank of Scotland	USD	30,537,221	EUR	24,055,000	12/02/10	687,372

Royal Bank of Scotland	USD	18,343,686	JPY	1,530,300,000	03/02/11	(33,931)

State Street Bank & Trust	AUD	19,595,000	CAD	19,475,855	12/02/10	190,338

State Street Bank & Trust	CAD	3,141,363	AUD	3,180,000	12/02/10	(12,087)

State Street Bank & Trust	CAD	9,241,454	USD	8,790,000	12/02/10	(212,441)

State Street Bank & Trust	GBP	7,160,000	JPY	948,986,400	12/02/10	202,283

State Street Bank & Trust	USD	8,790,000	CAD	9,367,064	12/02/10	334,800

State Street Bank & Trust	USD	17,841,602	JPY	1,508,900,000	12/02/10	188,030

Net unrealized appreciation on forward foreign currency contracts						$2,700,757

Currency type abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Strategic Global Income Fund, Inc. had the following open futures contracts as of November 30, 2010:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)

US Treasury futures buy contracts:
US Ultra Bond Futures, 206 contracts (USD)	March 2011	$26,987,932	$27,217,750	$229,818

5 Year US Treasury Notes, 861 contracts (USD)	March 2011	103,295,014	103,192,195	(102,819)

10 Year US Treasury Notes, 81 contracts (USD)	March 2011	10,068,703	10,052,859	(15,844)

Interest rate futures sell contracts:
Japanese 10 Year Bond, 6 contracts (JPY)	December 2010	(10,152,549)	(10,099,414)	53,135

Net unrealized appreciation on futures contracts				$164,290

Currency type abbreviations:
JPY	Japanese Yen
USD	United States Dollar

Options written
Strategic Global Income Fund, Inc. had the following open options written as of November 30, 2010:

	Expiration dates	Premiums received	Value

Call options
2 Year Euro-Dollar Mid Curve, 620 contracts, strike @ USD 97.375	December 2010	$286,218	$(2,046,000)

Foreign Exchange Option, Sell USD/BRL 01/06/11, $390,000 face amount covered by contracts, strike @ USD 1.739	January 2011	10,276	(5,234)

Foreign Exchange Option, Sell CAD/MXN 05/20/11, CAD 450,000 face amount covered by contracts, strike @ MXN 12.225	May 2011	13,248	(11,559)

Foreign Exchange Option, Sell CAD/MXN 05/24/11, CAD 450,000 face amount covered by contracts, strike @ MXN 12.298	May 2011	12,116	(10,515)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Expiration dates	Premiums received	Value

Put options
2 Year Euro-Dollar Mid Curve, 100 contracts, strike @ USD 98.500	December 2010	$8,400	$(11,250)

90 Day Euro-Dollar Futures, 800 contracts, strike @ USD 99.500	December 2010	47,200	(35,000)

90 Day Euro-Dollar Time Deposit, 200 contracts, strike @ USD 98.750	March 2011	166,800	(25,000)

90 Day Euro-Dollar Time Deposit, 230 contracts, strike @ USD 97.250	September 2012	45,195	(79,062)

Foreign Exchange Option, Sell CAD/MXN 05/20/11, CAD 450,000 face amount covered by contracts, strike @ MXN 12.225	May 2011	13,248	(8,386)

Foreign Exchange Option, Sell CAD/MXN 05/24/11, CAD 450,000 face amount covered by contracts, strike @ MXN 12.298	May 2011	12,116	(10,008)

Foreign Exchange Option, Sell USD/BRL 01/06/11, $390,000 face amount covered by contracts, strike @ USD 1.739	January 2011	10,277	(7,596)

Receiver options written on interest rate swaps
Expiring 06/10/12. If exercised, the Fund pays semi-annually 1.550% and receives quarterly floating 3 month USD LIBOR. European style. Counterparty: Merrill Lynch International, Notional Amount USD 98,500,000.	June 2012	410,006	(52,799)

Expiring 11/04/25. If exercised, the Fund pays semi-annually 7.250% and receives quarterly floating 3 month USD LIBOR. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 14,000,000.	November 2025	257,600	(298,006)

Expiring 11/04/25. If exercised, the Fund pays semi-annually 8.760% and receives quarterly floating 3 month USD LIBOR. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 14,000,000	November 2025	166,600	(158,984)

Total options written		$1,459,300	$(2,759,399)

LIBOR London Interbank Offered Rate

Currency type abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Peso
USD	United States Dollar

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

	Number of	Amount of
	contracts	premiums received

Options outstanding at November 30, 2009	5,679	$2,023,413

Options written	19,785	(9,467,420)

Options terminated in closing purchase transactions	(23,514)	7,997,820

Options expired prior to exercise	—	—

Options outstanding at November 30, 2010	1,950	$553,813

Swaptions & Foreign exchange options outstanding at November 30, 2009		$—

Swaptions & Foreign exchange options written		(691,755)

Swaptions & Foreign exchange options terminated in closing purchase transactions		1,185,242

Swaptions & Foreign exchange options expired prior to exercise		412,000

Swaptions & Foreign exchange options outstanding at November 30, 2010		$905,487

Swap agreements
Strategic Global Income Fund, Inc. had outstanding currency swap agreements with the following terms as of November 30, 2010:

Counterparty—Citigroup Global Markets Ltd.

							Upfront
							payments
Pay	Pay	Receive	Receive	Termination	Pay	Receive	(made)/		Unrealized/
currency	contracts	currency	contracts	dates	rate	rate	received	Value	(depreciation)

AUD	16,600,000	USD	16,399,141	02/25/40	4.9767%[1]	0.2844%[2]	$(2,838,600)	$222,847	$(2,615,753)

Counterparty—Deutsche Bank AG

									Upfront
									payments		Unrealized
Pay	Pay	Receive	Receive	Termination	Pay		Receive		(made)/		appreciation/
currency	contracts	currency	contracts	dates	rate		rate		received	Value	(depreciation)

EUR	15,642,052	USD	21,500,000	03/16/20	0.7345	[3]	0.2919	[2]	$—	$959,833	$959,833

USD	21,500,000	EUR	15,642,052	03/16/40	0.2919	[2]	0.9095	[3]	—	(963,194)	(963,194)

									$—	$(3,361)	$(3,361)

Counterparty—Merrill Lynch International

							Upfront
							payments		Unrealized
Pay	Pay	Receive	Receive	Termination	Pay	Receive	(made)/		appreciation/
currency	contracts	currency	contracts	dates	rate	rate	received	Value	(depreciation)

CAD	21,865,500	USD	21,390,628	03/16/40	1.2014%[4]	0.2919%[2]	$—	$143,606	$143,606

USD	16,399,141	AUD	16,600,000	02/25/20	0.2844 [2]	5.4692 [1]	2,838,600	(384,704)	2,453,896

USD	21,390,628	CAD	21,865,500	03/16/20	0.2919 [2]	1.4064 [4]	—	(114,214)	(114,214)

							$2,838,600	$(355,312)	$2,483,288

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

[1]	Rate based on 3 month BBSW.
[2]	Rate based on 3 month LIBOR (USD BBA).
[3]	Rate based on 3 month EURIBOR.
[4]	Rate based on 3 month Canadian Bankers’ Acceptance.

BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
USD	United States Dollar

Strategic Global Income Fund, Inc. had outstanding interest rate swap agreements with the following terms as of November 30, 2010:

Counterparty	Notional amount		Termination dates	Payments made by the Fund[1]		Payments received by the Fund[1]		Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)

Citigroup Global Markets Ltd.	EUR	83,450,000	10/12/12	1.2010%[2]		1.5520%		$—	$60,610	$60,610

Citigroup Global Markets Ltd.	EUR	37,970,000	04/13/15	1.2040	[2]	2.4430		—	1,311,972	1,311,972

Citigroup Global Markets Ltd.	EUR	70,900,000	10/12/15	2.2100		1.2010	[2]	—	75,472	75,472

Citigroup Global Markets Ltd.	EUR	19,700,000	04/13/20	3.3300		1.2040	[2]	—	(1,245,912)	(1,245,912)

Citigroup Global Markets Ltd.	EUR	19,100,000	10/12/20	1.2010	[2]	2.9700		—	(57,577)	(57,577)

Citigroup Global Markets Ltd.	MYR	7,300,000	11/23/14	2.9700	[3]	3.7050		—	6,865	6,865

Citigroup Global Markets Ltd.	USD	42,400,000	11/24/18	0.2584	[4]	0.2844	[5]	—	171,734	171,734

Citigroup Global Markets Ltd.	USD	13,768,000	02/15/36	4.6680		0.2856	[5]	—	(2,358,786)	(2,358,786)

Credit Suisse International	USD	106,800,000	05/31/15	1.6288		—	[6]	—	(25,937)	(25,937)

Deutsche Bank AG	AUD	8,570,000	09/20/19	5.0817	[7]	5.9700		35,100	44,214	79,314

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Counterparty	Notional amount		Termination dates	Payments made by the Fund[1]		Payments received by the Fund[1]		Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)

Deutsche Bank AG	AUD	4,580,000	09/21/39	5.6200%		5.0817%[7]		$(64,326)	$47,150	$(17,176)

Deutsche Bank AG	CAD	13,100,000	10/03/13	—	[8]	1.8750		—	(67,871)	(67,871)

Deutsche Bank AG	CAD	11,700,000	10/03/16	2.4850		—	[8]	—	198,792	198,792

Deutsche Bank AG	CAD	3,250,000	10/03/21	—	[8]	3.2600		—	(85,406)	(85,406)

Deutsche Bank AG	GBP	29,840,000	04/13/15	2.9375		1.0275	[9]	—	(1,673,585)	(1,673,585)

Deutsche Bank AG	GBP	16,530,000	04/13/20	1.0275	[9]	3.8660		—	1,316,218	1,316,218

Deutsche Bank AG	INR	204,100,000	08/30/15	7.0500		6.6400	[10]	—	34,032	34,032

Deutsche Bank AG	USD	8,958,000	02/15/36	4.5450		0.2856	[5]	—	(1,345,311)	(1,345,311)

Goldman Sachs International	EUR	4,800,000	10/10/21	—	[11]	2.7950		—	(261,185)	(261,185)

Goldman Sachs International	EUR	2,150,000	10/10/41	2.8550		—	[11]	—	193,078	193,078

JPMorgan Chase Bank	USD	42,300,000	11/24/18	0.2534	[4]	0.2844	[5]	—	155,344	155,344

Merrill Lynch International	CAD	51,300,000	12/03/12	—	[8]	1.5950		—	(139,309)	(139,309)

Merrill Lynch International	CAD	45,600,000	12/03/15	2.3150		—	[8]	—	367,978	367,978

Merrill Lynch International	CAD	14,250,000	03/09/19	3.3960		1.2743	[12]	(4,818)	(419,264)	(424,082)

Merrill Lynch International	CAD	12,650,000	12/03/20	—	[8]	3.1850		—	(118,344)	(118,344)

Merrill Lynch International	CAD	7,680,000	03/09/29	1.2743	[12]	4.1880		23,581	413,681	437,262

Merrill Lynch International	JPY	6,427,000,0000	6/18/12	0.4450	[13]	0.4738		—	101,016	101,016

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Counterparty	Notional amount		Termination dates	Payments made by the Fund[1]		Payments received by the Fund[1]		Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)

Merrill Lynch International	JPY	4,325,000,0000	6/18/15	0.6600%		0.4450%[12]		$—	$(267,858)	$(267,858)

Merrill Lynch International	JPY	1,057,000,0000	6/18/20	0.4450	[12]	1.3013		—	173,163	173,163

Merrill Lynch International	USD	84,700,000	11/24/11	0.2844	[5]	0.4134	[4]	—	82,884	82,884

Merrill Lynch International	USD	14,250,000	10/05/13	1.1300		—	[6]	—	6,841	6,841

Merrill Lynch International	USD	11,300,000	10/05/16	—	[6]	2.1300		—	(73,893)	(73,893)

Merrill Lynch International	USD	3,100,000	10/05/21	2.9863		—	[6]	—	78,418	78,418

								$(10,463)	$(3,300,776)	$(3,311,239)

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 6 month EURIBOR.
[3]	Rate based on 3 month KLIBOR.
[4]	Rate based on 1 month LIBOR (USD BBA).
[5]	Rate based on 3 month LIBOR (USD BBA).
[6]	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2010.
[7]	Rate based on 6 month BBSW.
[8]	Rate based on 3 month Canadian Bankers’ Acceptance Rate. This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2010.
[9]	Rate based on 6 month LIBOR (GBP BBA).
[10]	Rate based on 1 day MIBOR.
[11]	Rate based on 6 month EURIBOR. This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2010.
[12]	Rate based on 3 month Canadian Bankers’ Acceptance Rate.
[13]	Rate based on 6 month LIBOR (JPY BBA).

BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
INR	Indian Rupee
JPY	Japanese Yen
MYR	Malaysian Ringgit
USD	United States Dollar

Strategic Global Income Fund, Inc. had outstanding credit default swap agreements with the following terms as of November 30, 2010:

Credit default swap on sovereign issue—buy protection[1]

Counterparty—Deutsche Bank AG

Notional amount	Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments made	Value	Unrealized appreciation

USD 4,350,000	09/20/20	—[3]	5.0000%	$(1,098,399)	$1,274,486	$176,087

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount. Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Venezuela 9.250% bond, due 09/15/27.

Currency type abbreviation:
USD	United States Dollar

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Credit default swaps on sovereign issues—sell protection[1]
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund[2]	Unfront payments (made)/ received	Value	Unrealized appreciation	Credit spread[3]

Credit Suisse International	USD	1,550,000	03/20/11	—	[4]	1.0000%	$6,385	$(386)	$5,999	1.73%

Credit Suisse International	USD	2,150,000	03/20/11	—	[5]	5.0000	96,511	34,185	130,696	3.04

Credit Suisse International	USD	4,000,000	05/20/12	—	[6]	3.3000	—	72,981	72,981	1.84

JPMorgan Chase Bank	USD	10,000,000	03/20/15	—	[7]	1.0000	(125,825)	212,665	86,840	0.50

							$(22,929)	$319,445	$296,516

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentinian Government 8.280% bond, due 12/31/33.
[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
[7]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Government of Japan 2.000% bond, due 03/21/22.

Currency type abbreviation:
USD	United States Dollar

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund’s investments:

Measurements at 11/30/10

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$52,368,667	$7,506,180	$59,874,847

Asset-backed securities	—	6,953,836	—	6,953,836

Collateralized debt obligations	—	—	13,989,022	13,989,022

Commercial mortgage-backed securities	—	15,882,174	—	15,882,174

Mortgage & agency debt securities	—	4,316,564	—	4,316,564

Municipal bond	—	299,490	—	299,490

US government obligations	—	19,790,376	—	19,790,376

Non-US government obligations	—	70,335,369	—	70,335,369

Supranational bond	—	2,235,383	—	2,235,383

Structured note	—	4,398,290	—	4,398,290

Short-term investment	—	14,933,565	—	14,933,565

Options purchased	2,376,011	—	—	2,376,011

Other financial instruments[1]	(2,595,109)	858,086	—	(1,737,023)

Total	$(219,098)	$192,371,800	$21,495,202	$213,647,904

[1]	Other financial instruments include open futures contracts, swap agreements, options written, and forward foreign currency contracts.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2010

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate	Collateralized
	bonds	debt obligations	Total

Assets
Beginning balance	$6,981,339	$28,259,795	$35,241,134

Total gains or losses (realized/unrealized) included in earnings	524,841	3,837,806	4,362,647

Purchases, sales, issuances, and settlements (net)	—	(18,108,579)	(18,108,579)

Transfers in and/or out of Level 3	—	—	—

Ending balance	$7,506,180	$13,989,022	$21,495,202

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 11/30/10.	$843,071	$5,189,278	$6,032,349

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of assets and liabilities—November 30, 2010

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$197,917,773)	$200,451,362

Investments in affiliated issuers, at value (cost—$14,933,565)	14,933,565

Total investments (cost—$212,851,338)	215,384,927

Foreign currency, at value (cost—$3,667,436)	3,457,836

Interest receivable	2,209,205

Receivable for investments sold	30,340

Cash collateral for futures contracts	2,381,230

Variation margin receivable	140,753

Outstanding swap agreements, at value[1]	7,760,065

Unrealized appreciation on forward foreign currency contracts	8,895,433

Other assets	2,269

Total assets	240,262,058

Liabilities:
Due to custodian	7,891

Outstanding swap agreements, at value[1]	9,602,736

Unrealized depreciation on forward foreign currency contracts	6,194,676

Options written, at value (Premiums received—$1,459,300)	2,759,399

Payable to investment advisor and administrator	177,704

Payable for investments purchased	113,707

Directors’ fees payable	3,410

Accrued expenses and other liabilities	185,341

Total liabilities	19,044,864

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized; 18,258,828 shares issued and outstanding	206,099,090

Accumulated undistributed net investment income	4,199,759

Accumulated net realized gain	10,035,924

Net unrealized appreciation	882,421

Net assets	$221,217,194

Net asset value per share	$12.12

[1]	Net upfront payments made by the Fund on outstanding swap agreements amounted to $(1,131,791).

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of operations

For the
year ended
November 30, 2010

Investment income:
Interest income, net of foreign withholding taxes of $6,055 (includes $20,034 earned from affiliated entities)	$11,828,602

Expenses:
Investment advisory and administration fees	2,188,564

Professional fees	159,652

Custody and accounting fees	156,380

Reports and notices to shareholders	76,853

Directors’ fees	25,788

Transfer agency fees	24,226

Listing fees	23,751

Insurance expense	6,052

Other expenses	34,527

Total expenses	2,695,793

Less: Fee waivers by investment advisor and administrator	(109,439)

Net expenses	2,586,354

Net investment income	9,242,248

Realized and unrealized gains/(losses) from investment activities:
Net realized gain/(loss) from: Investments	7,034,596

Futures	(1,894,226)

Options written	5,902,826

Swap agreements	3,051,607

Forward foreign currency contracts	6,281,594

Foreign currency transactions	(1,200,537)

Net change in unrealized appreciation/depreciation from: Investments	(8,969,786)

Futures	1,579,999

Options written	(1,106,131)

Swap agreements	(2,394,251)

Forward foreign currency contracts	2,026,675

Translation of other assets and liabilities denominated in foreign currency	(293,040)

Net realized and unrealized gain from investment activities	10,019,326

Net increase in net assets resulting from operations	$19,261,574

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statements of changes in net assets

	For the years ended November 30,

	2010	2009

From operations:
Net investment income	$9,242,248	$10,013,655

Net realized gain (loss) from: Investments	7,034,596	(1,960,749)

Futures	(1,894,226)	1,332,783

Options written	5,902,826	3,601,111

Swap agreements	3,051,607	5,378,418

Forward foreign currency contracts	6,281,594	2,392,959

Foreign currency transactions	(1,200,537)	(2,603,038)

Net change in unrealized appreciation/depreciation from: Investments	(8,969,786)	44,448,483

Futures	1,579,999	(1,071,706)

Options written	(1,106,131)	(262,666)

Swap agreements	(2,394,251)	(710,478)

Forward foreign currency contracts	2,026,675	847,888

Translation of other assets and liabilities denominated in foreign currency	(293,040)	341,075

Net increase in net assets resulting from operations	19,261,574	61,747,735

Dividends and distributions to shareholders from:
Net investment income	(15,319,157)	(14,207,194)

Net realized gains	(734,005)	—

Total dividends and distributions to shareholders	(16,053,162)	(14,207,194)

Net increase in net assets	3,208,412	47,540,541

Net assets:
Beginning of year	218,008,782	170,468,241

End of year	$221,217,194	$218,008,782

Accumulated undistributed/(distributions in excess of) net investment income	$4,199,759	$(263,801)

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding thoughout each year is presented below:

	For the years ended November 30,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$11.94	$9.34	$11.40	$11.85	$11.47

Net investment income	0.51 [1]	0.55 [1]	0.68 [1]	0.45 [1]	0.51

Net realized and unrealized gains (losses)	0.55	2.83	(1.76)	0.03	0.80

Net increase (decrease) from operations	1.06	3.38	(1.08)	0.48	1.31

Dividends from net investment income	(0.84)	(0.78)	(0.90)	(0.61)	(0.83)

Distributions from net realized gains	(0.04)	—	(0.08)	(0.32)	(0.10)

Total dividends and distributions	(0.88)	(0.78)	(0.98)	(0.93)	(0.93)

Net asset value, end of year	$12.12	$11.94	$9.34	$11.40	$11.85

Market price per share, end of year	$11.74	$10.63	$7.53	$10.38	$11.67

Total net asset value return[2]	9.23%	37.82%	(10.52)%	4.22%	11.89%

Total market price return[3]	19.42%	53.96%	(20.13)%	(3.45)%	19.70%

Ratios/supplemental data:
Net assets, end of year (000’s)	$221,217	$218,009	$170,468	$208,066	$216,398

Ratio of expenses to average net assets:

Before fees waived by advisor	1.23%	1.25%	1.21%	1.22%	1.23%

After fees waived by advisor	1.18%	1.23%	1.21%	1.22%	1.23%

Ratio of net investment income to average net assets	4.22%	5.30%	6.14%	3.86%	4.43%

Portfolio turnover rate	59%	128%	102%	103%	74%

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
[3]	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

Organization and significant accounting policies
Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company as provided by such other entity. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, the FASB (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact that adoption of the remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

The provisions of Accounting Standards Codification Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the year ended November 30, 2010. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Fund is not aware of any additional credit-risk contingent features on other derivative contracts held by the Fund.

Disclosure of derivatives by underlying risk for the Fund as of and for the year ended November 30, 2010 is as follows:

	Asset derivatives

	Interest	Credit	Foreign
	rate risk	risk	exchange risk	Total

Forward contracts[1]	$—	$—	$8,895,433	$8,895,433

Futures contracts[2]	282,953	—	—	282,953

Options purchased[1]	2,276,522	—	99,489	2,376,011

Swap agreements[1]	4,839,462	1,594,317	1,326,286	7,760,065

Total value	$7,398,937	$1,594,317	$10,321,208	$19,314,462

[1]	Statement of assets and liabilities location: Investments in securities of unaffiliated issuers, at value, Outstanding swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

Liability derivatives

	Interest	Credit	Foreign
	rate risk	risk	exchange risk	Total

Forward contracts[1]	$—	$—	$(6,194,676)	$(6,194,676)

Futures contracts[2]	(118,663)	—	—	(118,663)

Options written[1]	(2,706,101)	—	(53,298)	(2,759,399)

Swap agreements[1]	(8,140,238)	(386)	(1,462,112)	(9,602,736)

Total value	$(10,965,002)	$(386)	$(7,710,086)	$(18,675,474)

[1]	Statement of assets and liabilities location: Options written and outstanding swap agreements, at value and Unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the year ended November 30, 2010, were as follows:

	Interest	Credit	Foreign
	rate risk	risk	exchange risk	Total

Net realized gain/(loss)[1]
Forward contracts	$—	$—	$6,281,594	$6,281,594

Futures contracts	(1,894,226)	—	—	(1,894,226)

Options purchased[3]	(7,676,401)	—	—	(7,676,401)

Options written	5,902,826	—	—	5,902,826

Swap agreements	2,694,886	259,970	96,751	3,051,607

Total net realized gain/(loss)	$(972,915)	$259,970	$6,378,345	$5,665,400

Net change in unrealized
appreciation/depreciation[2]
Forward contracts	$—	$—	$2,026,675	$2,026,675

Futures contracts	1,579,999	—	—	1,579,999

Options purchased[3]	(220,417)	—	14,913	(205,504)

Options written	(1,124,114)	—	17,983	(1,106,131)

Swap agreements	(2,835,679)	577,254	(135,826)	(2,394,251)

Total net change in unrealized
appreciation/depreciation	$(2,600,211)	$577,254	$1,923,745	$(99,212)

[1]	Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements, options written and foreign currency transactions.
[2]	Statement of operations location: Net change in unrealized appreciation/depreciation from futures contracts, swap agreements, options written and forward foreign currency contracts.
[3]	Realized and unrealized gain/(loss) is included in net realized gain/(loss) from investments and net change in unrealized appreciation/depreciation from investments.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts“) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns, as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign currency risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2010 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Structured notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing—The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When the Fund writes a call or a put option, an amount equal to

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM investment advisory and administration fees, which are accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS Global AM has agreed voluntarily to waive 0.05% of its fees, effective August 1, 2009, through July 31, 2011, thereby reducing the fees to 0.95% for such period. At November 30, 2010, the Fund owed UBS Global AM $177,704 which is composed of $187,084 of investment advisory and administration fees less fees waived of $9,380. For the year ended November 30, 2010, UBS Global AM waived $109,439 of investment advisory and administration fees from the Fund.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended November 30, 2010, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $30,686,363. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended November 30, 2010.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2010. For the year

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

ended November 30, 2010 and for the year ended November 30, 2009, there were no transactions involving common stock.

Purchases and sales of securities
For the year ended November 30, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $131,543,807 and $153,968,973, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

Distributions paid from:	2010	2009

Ordinary income	$16,053,162	$14,207,194

At November 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$15,381,025

Undistributed long-term capital gains	3,155,281

Accumulated capital and other losses	(1,767,608)

Net unrealized depreciation	(1,650,594)

Total accumulated earnings	$15,118,104

The difference between book-basis and tax-basis net unrealized depreciation is attributable to premium amortization adjustments, tax treatment of certain derivatives and wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended November 30, 2010, the Fund’s accumulated net investment income was increased by $10,540,469 and accumulated net realized gain from investment activities was decreased by $10,540,469.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2010

These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses and adjustments for certain debt obligations.

As of and during the year ended November 30, 2010, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Strategic Global Income Fund, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
January 28, 2011

Strategic Global Income Fund, Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2010. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2011. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Strategic Global Income Fund, Inc.

General information (unaudited)

The Fund
Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “SGL.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS Global AM’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/
closedendedfunds.do.

Fund governance changes
On May 19, 2010, the Fund announced that its Board of Directors (the “Board”) had approved the classification of the directors into three classes. The classification was effective on May 19, 2010, and the initial term of office of one class of directors will expire at the Fund’s 2011 annual stockholders meeting, with the second class expiring at the 2012 meeting and the third expiring at the 2013 meeting, and when the successors to the members of each class have been elected. The Board members have been classified as follows:

ClassI: Richard R. Burt, Meyer Feldberg
ClassII: Bernard H. Garil, Heather R. Higgins
ClassIII: Richard Q. Armstrong, Alan S. Bernikow

The Board also approved several other corporate governance measures to clarify internal procedures and to help assure that the purposes and goals of the Fund may be fostered, which are reflected in the Fund’s Amended and Restated Bylaws. These changes included the adoption of detailed procedures regarding shareholder-requested special meetings of shareholders. These provisions include enhanced disclosure requirements to be satisfied by proponents of matters to be submitted to a vote of shareholders. These fund governance changes did not require a vote of shareholders.

Strategic Global Income Fund, Inc.

General information (unaudited)

Effective July 15, 2010, the Board of Directors of the Fund voted to appoint Barry M. Mandinach to serve as a Class III director of the Fund. Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. and had been with those firms or their predecessors since 2001.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholder select to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at

Strategic Global Income Fund, Inc.

General information (unaudited)

any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 43078, Providence,

Strategic Global Income Fund, Inc.

General information (unaudited)

Rhode Island 02940-3078. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Distribution policy
The Fund’s Board adopted a managed distribution policy in May 1998, which was revised effective January 2000, in May 2005 and again effective August 2009. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distribution pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Strategic Global Income Fund, Inc. (the “Fund”) on July 14-15, 2010, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Contract of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administration arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

and the quality of administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of UBS AG, one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $143 billion in assets under management as of March 31, 2010 and was part of the UBS Global Asset Management Division, which had approximately $560 billion of assets under management worldwide as of March 31, 2010. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangements currently in place and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

In addition, at management’s request, Lipper provided supplemental expense data for the Fund, as the Fund’s Expense Group may have been too small to make any statistically meaningful comparisons. The Expense Group consisted of the Fund and three other comparable non-leveraged funds. The expanded expense universe included leveraged and non-leveraged comparable funds and increased the size of the comparison to the Fund and ten other funds, which still may not result in any statistically meaningful comparisons.

In connection with its consideration of the Fund’s advisory fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were above the Fund’s Expense Group’s medians. Management explained that the Fund’s total fees and expenses were above the Fund’s Expense Group median partially because of certain non-management expenses, which were higher than those of its peers in the smaller fund universe (e.g., higher global custodian fees). Management further indicated that it believed that the Fund’s non-management expenses were not necessarily out of line and were reasonable when viewed in the context of other non-management expenses of the funds included in the larger, expanded expense group, which might constitute a more representative sampling. With respect to its management fee, UBS Global AM agreed to continue waiving 5 basis points (0.05%) through July 31, 2011, making the Fund’s effective actual annual management fee rate, after this waiver, 0.95% of the Fund’s average weekly net assets until July 31, 2011, which placed it very close to its Expense Group median.

Taking all of the above into consideration, including the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Contract.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five- and ten-year and since inception periods ended April 30, 2010 and (b) annualized performance information for each year in the ten-year period ended April 30, 2010. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance. Management noted that the Fund outperformed the funds in its Performance Universe for the one- and three- year periods although it underperformed such funds for the five- and ten-year periods and since inception.

Based on its review and management’s presentation, the board concluded that the Fund’s investment performance was satisfactory, but would continue to monitor the Fund’s performance over the upcoming year.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund, as well as information regarding enhancements to UBS Global AM’s methodology for determining profitability. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory contracts of closed-end funds frequently do not contain

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM did not expect to materially benefit from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The initial term of office of one class of directors will expire at the Fund’s 2011 annual stockholders meeting, with the second class expiring at the 2012 meeting and the third expiring at the 2013 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I — Richard R. Burt and Meyer Feldberg; Class II — Bernard H. Garil and Heather R. Higgins; and Class III — Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, the number of funds in

Interested Directors
Name, address, and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years

Meyer Feldberg;[2] 68 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the Directors and is being mailed to shareholders concurrently with this annual report.

Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 27 investment companies (consisting of 58 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Name, address, and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years

Barry M. Mandinach3,*; 54	Director	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

Independent Directors

Richard Q. Armstrong; 75 c/o Keith A. Weller UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

Alan S. Bernikow; 70 207 Benedict Ave Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Mandinach is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Armstrong is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Independent Directors (concluded)
Name, address, and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years

Richard R. Burt; 63 McLarty Associates 900 17th Street, 8th Floor Washington, DC 20006	Director	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 51 255 E.49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Burt is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with the Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President) and since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007),(prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since September 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide (fund services) since October 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region since 2004, assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Uwe Schillhorn**; 46	Vice President	Since 2004	Mr. Schillhorn is a managing director (since March 2010) (prior to which he was an executive director), and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with the Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

[1]	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further described in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.

[2]	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

[3]	Mr. Mandinach is deemed an “interested person” of the Fund as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

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N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:
For the fiscal years ended November 30, 2010 and November 30, 2009, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $56,200 and $56,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees:
In each of the fiscal years ended November 30, 2010 and November 30, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,527 and $3,574, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semiannual financial statements, and (2) review of the consolidated 2009 and 2008 report on the profitability of the UBS funds to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended November 30, 2010 and November 30, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $3,675 and $4,625, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended November 30, 2010 and November 30, 2009, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through August 2009)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

...

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the

Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2010 and November 30, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2010 and November 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2010 and November 30, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2010 and November 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2010 and November 30, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2010 and November 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended November 30, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended November 30, 2010 and November 30, 2009, the aggregate fees billed by E&Y of $237,202 and $122,464, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2010	2009

Covered Services	$7,202	$8,199
Non-Covered Services	$230,000	$114,265

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Uwe Schillhorn
Title – Vice President
Length of Service – Since 2004

Business Experience Last 5 Years – Mr. Schillhorn is a managing director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor, sub-advisor or manager.

Information is as of – February 7, 2011

(a)	(2)	(i)	Portfolio Manager

			Uwe Schillhorn

(a)	(2)	(ii)	(A) Registered Investment Companies

The portfolio manager is responsible for four additional Registered Investment Companies (not including the Registrant) totaling approximately $317 million as of November 30, 2010.

(a)	(2)	(ii)	(B) Other Pooled Investment Vehicles

The portfolio manager is responsible for nine additional Other Pooled Investment Vehicles totaling approximately $3 billion as of November 30, 2010.

(a)	(2)	(ii)	(C) Other accounts

The portfolio manager is responsible for 14 additional accounts totaling approximately $8 billion as of November 30, 2010.

(a)	(2)	(iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

One account with assets of approximately $278 million has an advisory fee based on a performance fee.

(a)	(2)	(iv)	Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and the team of which he is a member must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. UBS Global AM manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.
(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of November 30, 2010.)

(a)	(3)	Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Registrant’s portfolio manager, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•	The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.
•	Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global Asset Management and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.
•	Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global Asset Management funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global Asset Management believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global Asset Management strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable compensation available generally will depend on the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to the portfolio manager is linked to the investment performance of the Registrant versus its benchmark, here a blended benchmark composed of 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of November 30, 2010.)

(a) (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of
November 30, 2010.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99. CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99. CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 7, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 7, 2011